BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund

Supplement dated January 26, 2021

to the Prospectus dated October 28, 2020, as supplemented, and to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and Summary Prospectus and should be read

in conjunction with the Prospectus and Summary Prospectus.

Effective February 1, 2021 (the “Effective Date”), James C. Kieffer will no longer serve as a portfolio manager of the portion of the assets of the Bridge Builder Large Cap Value Fund managed by Artisan Partners Limited Partnership (“Artisan Partners’ Allocated Portion of the Fund”). Daniel L. Kane, Thomas A. Reynolds IV and Craig Inman will each continue to serve as portfolio managers of Artisan Partners’ Allocated Portion of the Fund.

Accordingly, as of the Effective Date, all references and information related to James C. Kieffer in the following sections of the Prospectus and Summary Prospectus are hereby deleted: the table entitled “Artisan Partners” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Value Fund;” the disclosure in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Large Cap Value Fund – Artisan Partners” under the section entitled “Management of the Funds;” and the table entitled “Artisan Partners” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE